EXHIBIT 10.1

THIRTEENTH SUPPLEMENTAL INDENTURE

from

YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

to

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

TRUSTEE

_________________________________

Dated as of September 1, 2017

Supplemental to Indenture of Mortgage

and Deed of Trust from

Yankee Gas Services Company to

The Bank of New York Mellon Trust Company, N.A. (formerly known as

The Bank of New York Trust Company, N.A., successor to

The Bank of New York, successor to
Fleet National Bank, formerly known as

The Connecticut National Bank), Trustee,

dated as of July 1, 1989, as amended and restated as of January 1, 2014

THIRTEENTH SUPPLEMENTAL INDENTURE

THIRTEENTH SUPPLEMENTAL INDENTURE, dated as of September 1, 2017, between YANKEE GAS SERVICES COMPANY, a specially chartered Connecticut corporation, doing business as Eversource Energy (herein called the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking corporation, successor as trustee to The Bank of New York, as successor to Fleet National Bank (formerly known as The Connecticut National Bank), as Trustee (the “Trustee”) under the Indenture of Mortgage and Deed of Trust, dated as of July 1, 1989, as amended and restated as of January 1, 2014, including any and all indentures and instruments supplemental thereto, including, without limitation, this Thirteenth Supplemental Indenture, being herein called the “Indenture”);

WHEREAS, pursuant to Sections 201, 301, 401, 1301(b) and 1301(f) of the Indenture, the Company desires to provide for the issuance of a new series of Securities which Securities will be secured by and entitled to the benefits of the Indenture, and to add to its covenants and agreements contained in the Indenture certain other covenants and agreements; and

WHEREAS, all acts and things necessary to make this Thirteenth Supplemental Indenture a valid, binding and legal instrument have been performed, and the issuance of the new series of Securities, subject to the terms of the Indenture, has been duly authorized by the Board of Directors of the Company and approved by the Connecticut Public Utilities Regulatory Authority (“PURA”), and the Company has requested and hereby requests the Trustee to enter into and join the Company in the execution and delivery of this Thirteenth Supplemental Indenture;

NOW, THEREFORE, THIS THIRTEENTH SUPPLEMENTAL INDENTURE WITNESSETH, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Securities, including the new series of Securities hereunder issued, and the performance of the covenants therein and herein contained and to declare the terms and conditions on which all such Outstanding Securities are secured, and in consideration of the premises and of the purchase of the Securities by the Holders thereof, the Company by these presents does grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible and intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excepted Property which is expressly excepted from the lien hereof in the Indenture, and including, without limitation, all property, rights, privileges and franchises particularly described in the Indenture, and twelve Supplemental Indentures thereto dated respectively as of April 1, 1992, December 1, 1992, June 1, 1995, April 1, 1997, January 1, 1999, January 1, 2004, November 1, 2004, July 1, 2005, October 1, 2008, April 1, 2010, January 1, 2014 and September 1, 2015, and, in addition, all the property, rights, privileges and franchises particularly described in Schedule A annexed to this Thirteenth Supplemental Indenture, which are hereby made a part of, and deemed to be described herein, as fully as if set forth herein at length.

TO HAVE AND TO HOLD all said property, rights, privileges and franchises of every kind and description, real, personal or mixed, hereby and hereafter (by supplemental indenture or otherwise) granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated herein not to be deemed part of the Mortgaged Property), being herein collectively called “Mortgaged Property”) unto the Trustee and its successors and assigns forever.

SUBJECT, HOWEVER, to Permitted Liens (as defined in Section 101 of the Indenture).

BUT IN TRUST, NEVERTHELESS, for the proportionate and equal benefit and security of the Holders from time to time of all the Outstanding Securities without any preference or priority of any such Security over any other such Security.

UPON CONDITION that, until the happening of an Event of Default (as defined in Section 901 of the Indenture) and subject to the provisions of Article Sixteen of the Indenture, the Company shall be permitted to possess and use the Mortgaged Property, except cash, securities and other personal property deposited and pledged, or required to be deposited and pledged, with the Trustee, and to receive and use the rents, issues, profits, revenues and other income of the Mortgaged Property.

AND IT IS HEREBY COVENANTED AND DECLARED that all the Series N Bonds are to be authenticated and delivered and the Mortgaged Property is to be held and applied by the Trustee, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Securities as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.01. Terms from the Indenture.  All defined terms used in this Thirteenth Supplemental Indenture and not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture.

Section 1.02. References are to Thirteenth Supplemental Indenture.  Unless the context otherwise requires, all references herein to “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Thirteenth Supplemental Indenture, and the words “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Thirteenth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision hereof or to the Indenture.

Section 1.03. Consent to Amendment and Restatement of Indenture.  Each holder of a Series N Bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Indenture in the form set forth in Exhibit B to the 11th Supplemental Indenture, dated as of January 1, 2014.

ARTICLE II

SERIES N BONDS

Section 2.01. Designation; Amount.  There is hereby created and shall be outstanding under and secured by the Indenture a series of Securities entitled “First Mortgage Bonds, 3.02% Series N, Due 2027” (herein called the “Series N Bonds” or “Bonds”), limited in aggregate principal amount at any one time outstanding to Seventy-Five Million Dollars ($75,000,000).

Section 2.02. Form of Series N Bonds.  The form of the Series N Bonds shall be substantially as set forth in Exhibit A hereto with such insertions, omissions, substitutions and variations as may be determined by the officers executing the same as evidenced by their execution thereof.

The Series N Bonds shall be issued as fully registered Securities in denominations of $500,000 or any amount in excess thereof which is an integral multiple of $250,000 (except as may be necessary to reflect any principal amount not evenly divisible by $250,000 remaining after any partial redemption), or in such other denominations as the Trustee may approve.  The Series N Bonds shall be numbered N-1 and consecutively upwards, or in any other manner deemed appropriate by the Company.

Section 2.03. Provisions of Series N Bonds; Interest Accrual.  The Series N Bonds shall mature on September 15, 2027, and shall bear interest, payable semiannually on the 15th day of March and September of each year, commencing March 15, 2018, at the rate of 3.02% per annum.  The interest on the Series N Bonds shall be payable without presentation of such Series N Bonds; and such interest to be paid only to or upon the written order of the registered Holders thereof of record at the applicable record date (as hereinafter defined).  The Series N Bonds shall be callable for redemption in whole or in part according to the terms and provisions herein in Article II.

Each Series N Bond authenticated in accordance with the terms of this Thirteenth Supplemental Indenture shall be dated as of September 11, 2017 and shall bear interest on the principal amount thereof from such date until the maturity date unless redeemed pursuant to Section 2.05.  Interest on the Series N Bonds shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and with respect to any such period less than a full month, on the basis of the actual number of days elapsed in such period.

The person in whose name any Series N Bond is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the  cancellation of  such  Series  N  Bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such Series N Bond is registered on the Business Day immediately preceding the date of such payment.  The term “record date” as used in this Section with respect to any regular interest payment (i.e. March 15 or September 15) shall mean the March 1 or September 1, as the case may be, next preceding such interest payment date, or if such March 1 or September 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

Notwithstanding the otherwise applicable provisions of the Indenture, the principal and the redemption price of, and interest on, the Series N Bonds shall be payable by Federal funds bank wire transfer of immediately available funds so long as required by Section 5.1 of the Bond Purchase Agreements, each dated July 14, 2017, between the Company and the initial purchasers of the Series N Bonds (the “Bond Purchase Agreements”) or, in the event such section shall no longer be applicable, at the office or agency of the Company in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public or private debts.

Section 2.04. No Sinking Fund; No Mandatory Scheduled Redemptions Prior to Final Maturity.  The Series N Bonds shall not be subject to any sinking fund or mandatory scheduled redemption prior to final maturity.

Section 2.05.   Optional Redemption.    The Series N Bonds are subject to redemption at the option of the Company, prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Indenture, upon not less than thirty (30) days’ and not more than sixty (60) days’ prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption).  Such notice shall specify (a) the date of such redemption, (b) the principal amount of the Holder’s Bond to be redeemed on such date, (c) that a premium may be payable, (d) the estimated premium, calculated as of the day such notice is given and (e) the accrued interest applicable to such redemption.  Such notice of redemption shall also certify all facts, if any, which are conditions precedent to any such redemption and shall conform to the requirements in the Indenture.  Notice of redemption having been so given, the aggregate principal amount of the Series N Bonds specified in such notice, together with accrued interest thereon, and the premium, if any, payable with respect thereto shall become due and payable on the redemption date specified in such notice (unless the notice is made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption).  No later than two Business Days prior to the redemption date specified in such notice of optional redemption, the Company shall provide the Trustee and each Holder of a Series N Bond written notice of whether or not any premium is payable in connection with such redemption, the premium, if any, calculated as of the second Business Day prior the redemption date, and a reasonably detailed computation of the Make-Whole Amount (as defined in Section 2.06).  If the Company elects to redeem the Series N Bonds prior to the Par  Call  Date  (as defined  in Section  2.06), it  will  do  so  at  a  redemption price equal  to  the principal amount of the Series N Bonds being prepaid plus accrued interest thereon to the date of such redemption together with a premium equal to the then applicable Make-Whole Amount.  If the Company elects to redeem the Series N Bonds on or after the Par Call Date, it will do so at a redemption price equal to one hundred percent (100%) of the principal amount of the Series N Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.  The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

If the Company elects to redeem less than all of the Series N Bonds, the Trustee shall select on a pro rata basis the particular Series N Bonds, or portions of them, to be redeemed.

Notice of redemption shall be given to the Holder of the Series N Bonds.  On and after the date of redemption of the Series N Bonds (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the Series N Bonds, or the portions of them so called for redemption, shall cease to accrue.

The Series N Bonds are not otherwise subject to redemption.

Section 2.06. Definitions Applicable to Redemption Provisions.

The “Make-Whole Amount,” as calculated by the Company, shall mean, with respect to any Series N Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments through the Par Call Date with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.

The “Called Principal” means, with respect to any Series N Bond, the principal of such Series N Bond that is to be prepaid or has become or is declared to be immediately due and payable pursuant to Section 2.05, as the context requires.

The “Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments through the Par Call Date with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

The “Par Call Date” means the date that is three months prior to the maturity date of the Series N Bonds.

The “Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”  (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities

Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Series N Bond, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

The “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment through the Par Call Date with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment through the Par Call Date.

The “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

The “Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to Section 2.05, as the context requires.

The principal amount, if any, of the Series N Bonds to be redeemed pursuant to this Section 2.05 shall be selected on a pro rata basis from all Series N Bonds Outstanding on the date of redemption.

The Series N Bonds shall not be redeemable at the option of the Company prior to their Stated Maturity other than as provided in Section 2.05.

All calculations hereunder shall be the responsibility of the Company.

Section 2.07. Place of Payment.  The principal and the redemption price of, and the premium, if any, and the interest on, the Series N Bonds shall be payable at the corporate trust office of The Bank of New York Mellon Trust Company, N.A., in New York, New York.

Section 2.08. Transfer and Exchange of Series N Bonds.  The Series N Bonds may be surrendered for registration of transfer as provided in Section 305 of the Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of Series N Bonds of other authorized denominations.  Notwithstanding the provisions of Section 305 of the Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of Series N Bonds or for the exchange of Series N Bonds for Securities of other authorized denominations.

Section 2.09. Bond Purchase Agreements.  Reference is made to Sections 5 and 7 of the Bond Purchase Agreements for certain provisions governing the rights and obligations of the Company, the Trustee and the Holders of the Series N Bonds.  Such provisions are deemed to be incorporated in this Article II by reference as if set forth herein at length.

Section 2.10. Restrictions on Transfer.  All Series N Bonds originally issued hereunder shall bear the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF YANKEE GAS SERVICES COMPANY DOING BUSINESS AS EVERSOURCE ENERGY (THE “COMPANY”) AND PRIOR HOLDERS THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE 1933 ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE EFFECT  THAT  SUCH  TRANSFER  IS  EXEMPT  FROM  THE REGISTRATION  REQUIREMENTS  OF  THE 1933 ACT OR (6) PURSUANT

TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, SUBJECT (IN THE CASE OF CLAUSES (2), (3), (4) AND (5)) TO THE RECEIPT BY THE COMPANY OF A CERTIFICATION OF THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES.  THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

All Series N Bonds issued upon transfer or exchange thereof shall bear such legend unless the Company shall have delivered to the Trustee an Opinion of Counsel which states that the Series N Bonds may be issued without such legend.  All Series N Bonds issued upon transfer or exchange of a Series N Bond or Series N Bonds which do not bear such legend shall be issued without such legend.  The Company may from time to time modify the foregoing restrictions on resale and other transfers, without the consent of but upon notice to the Holders, in order to reflect any amendment to Rule 144A under the Securities Act of 1933 or change in the interpretation thereof or practices thereunder.

Section 2.11. Authentication and Delivery.  Upon the execution of this Thirteenth Supplemental Indenture, the Series N Bonds shall be executed by the Company and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee pursuant to and upon a Company Request.

Section 2.12. Default.  Pursuant to the Indenture (and notwithstanding any provision of Section 901 thereof to the contrary), for purposes of determining whether an Event of Default exists with respect to the Series N Bonds, any default in payment (whether due as a scheduled installment of principal or interest, or at original maturity or earlier redemption or acceleration, or otherwise) with respect to Securities of any other series which constitutes an Event of Default with respect to the Securities of such series shall also constitute an Event of Default with respect to the Series N Bonds.

ARTICLE III

AMENDMENT OF INDENTURE

Section 3.01.   Consent and Amendment to Section 1003 of the Indenture.    (a)   Each  holder of a Series N Bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment of the Indenture by deleting “and” at the end of Section 1003(i), deleting the period at the end of Section 1003(j), adding “;” at the end of Section 1003(j), and adding the following clauses at the end of Section 1003 of the Indenture:

“(k)     in no event shall the Trustee be responsible or liable for special, indirect,  or consequential loss or damage of any kind whatsoever (including, but not limited to,   loss of profit) irrespective of whether the Trustee has been advised of the likelihood of   such loss or damage and regardless of the form of action; and

(l)      in  no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.”

(b)  The amendments contained in this Section 3.01 shall apply to and be effective with respect to the Series N Bonds from and after the issuance thereof.  The amendments contained in this Section 3.01 shall not become effective with respect to any other series of Securities until such series consents thereto or otherwise in accordance with Section 1302 of the Indenture.

Section 3.02. Consent and Amendment of the Indenture by Adding Section 117.   (a)   Each holder of a Series N Bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment of the Indenture by adding the following Section 117:

“SECTION 117 WAIVER OF JURY TRIAL.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.”

(b)  The amendments contained in this Section 3.02 shall apply to and be effective with respect to the Series N Bonds from and after the issuance thereof.  The amendments contained in this Section 3.02 shall not become effective with respect to any other series of Securities until such series consents thereto or otherwise in accordance with Section 1302 of the Indenture.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01. Effectiveness and Ratification of Indenture.  The provisions of this Thirteenth Supplemental Indenture shall be effective from and after the execution hereof; and the Indenture, as hereby supplemented, shall remain in full force and effect.

Section 4.02. Titles.  The titles of the several Articles and Sections of this Thirteenth Supplemental Indenture shall not be deemed to be any part thereof, are inserted for convenience only and shall not affect any interpretation hereof.

Section 4.03.  Acceptance of Trust; Not Responsible for Recitals, Etc.  The Trustee hereby accepts the trusts herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Indenture, as heretofore supplemented, set forth and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirteenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.  In general, each and every term and condition contained in Article Ten of the Indenture shall apply to and form part of this Thirteenth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Thirteenth Supplemental Indenture.

Section 4.04. Successors and Assigns.  All covenants, provisions, stipulations and agreements in this Thirteenth Supplemental Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and (subject to the provisions of the Bond Purchase Agreements) of the Holders and registered owners from time to time of the Securities issued and outstanding under and secured by the Indenture (except that the provisions of Article II hereof are and shall be for the sole and exclusive benefit of the Holders of the Series N Bonds).

Section 4.05.  Counterparts.   This Thirteenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 4.06. Governing Law.  The laws of the State of Connecticut shall govern this Thirteenth Supplemental Indenture and the Series N Bonds, except to the extent that the validity or perfection of the lien of the Indenture, or remedies thereunder, are governed by the laws of a jurisdiction other than the State of Connecticut; provided however that the rights and obligations of the Trustee shall be governed by the laws of the state in which the Corporate Trust Office is located.

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IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed, sealed and attested as of the day and year first above written.

YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

By: /S/ PHILIP J. LEMBO

Philip J. Lembo

Executive Vice President and

Chief Financial Officer

Executed, sealed and delivered by

YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

in the presence of:

/S/ MATTHEW J. BENSON

/S/ FLORENCE J. IACONO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By: /S/ R. TARNAS

Name:  R. Tarnas

Title:     Vice President

Executed, sealed and delivered by

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee, in the presence of:

/S/ ROBERT W. HARDY

/S/ EMILY GIGERICH

COMMONWEALTH OF MASSACHUSETTS       )

)  ss.:  Westwood

COUNTY OF NORFOLK                                         )

On this  23rd day of      August     , 2017,  before  the undersigned officer, personally appeared Philip J. Lembo, who acknowledged himself to be the Executive Vice President and Chief Financial Officer of Yankee Gas Services Company, a Connecticut corporation, doing business as Eversource Energy, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as such officers, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/S/ DANA M. FENNELLY

Notary Public

My commission expires: December 14, 2023.

(SEAL)

STATE OF ILLINOIS  )

  )  ss.:

COUNTY OF COOK   )

On this 6th day of September, 2017, before me Carrie M. Beecher, the undersigned, personally appeared R. Tarnas, who acknowledged himself to be a Vice President of The Bank of New York Mellon Trust Company, N.A., a national baking association, and that he, as such officer and being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the association by himself as such officer, and as his free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

/S/ CARRIE M. BEECHER

Notary Public State of Illinois

My commission expires: 3-29-2021

SCHEDULE A

(Series N)

ALL THE PROPERTY, RIGHTS, PRIVILEGES AND FRANCHISES AS SET FORTH IN THE FOLLOWING DESCRIPTIONS.

EXHIBIT A

[FORM OF FIRST MORTGAGE BOND, 3.02% SERIES N, DUE 2027]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF YANKEE GAS SERVICES COMPANY DOING BUSINESS AS EVERSOURCE ENERGY (THE “COMPANY”) AND PRIOR HOLDERS THAT THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE 1933 ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL TO THE EFFECT  THAT  SUCH  TRANSFER  IS  EXEMPT  FROM  THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, SUBJECT (IN THE CASE OF CLAUSES (2), (3), (4) AND (5)) TO THE RECEIPT BY THE COMPANY OF A CERTIFICATION OF THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE 1933 ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY JURISDICTION OF THE UNITED STATES.  THE HOLDER OF THIS SECURITY WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO HEREIN.

Yankee Gas Services Company

doing business as Eversource Energy

First Mortgage Bonds,

3.02% Series N, Due 2027

CUSIP Number:

No. N - [      ]

Principal Amount:  $[           ]

Stated Maturity of Principal:  September 15, 2027

Applicable Rate:   3.02%

Interest Payment Dates:       March 15 and September 15, commencing March 15, 2018 and at the Stated Maturity of the principal

Yankee Gas Services Company, doing business as Eversource Energy, a specially chartered Connecticut corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [___________], or registered assigns, at the Stated Maturity set forth above, the Principal Amount set forth above (or so much thereof as shall not have been paid upon prior redemption) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date of issuance hereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on each Interest Payment Date set forth above in each year at the Applicable Rate set forth above.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the Regular Record Date for such interest, which shall be the 1st day of the calendar month next preceding such Interest Payment Date (or if such 1st day shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, New York, New York are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close).  Any such interest not so punctually paid or duly provided for shall be paid to the Person in whose name this Bond is registered on the Business Day immediately preceding the date of such payment.  If all or any portion of the principal of, or the premium (if any) or interest on, this Bond shall not be paid when due, the amount not so paid shall bear interest at the lesser of (x) the highest rate allowed by applicable law or (y) the greater of (i) the Prime Rate (as defined in the Bond Purchase Agreements) or (ii) the Applicable Rate plus 1% per annum.

The principal and the Redemption Price of, and the interest on, this Bond shall be payable at the principal corporate trust office of The Bank of New York Mellon Trust Company, N.A., in New York, New York.  All such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

This Series N Bond is one of a duly authorized issue of Bonds of the Company designated as its “First Mortgage Bonds” (herein called the “Bonds”), issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust, dated as of July 1, 1989, as amended and restated as of January 1, 2014 (herein, together with  twelve Supplemental Indentures thereto dated respectively as of April 1, 1992, December 1, 1992, June 1, 1995, April 1, 1997, January 1, 1999, January 1, 2004, November 1, 2004, July 1, 2005, October 1, 2008, April 1, 2010, January 1, 2014, September 1, 2015 and the Thirteenth Supplemental Indenture, dated as of September 1, 2017 (the “Thirteenth Supplemental Indenture”), called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., (formerly known as The Bank of New York Trust Company, N.A.), as successor trustee to The Bank of New York, successor to Fleet National Bank (formerly known as The Connecticut National Bank), as Trustee (herein called the “Trustee,” which term includes any successor Trustee under the Indenture).  Reference is hereby made to the Indenture for a description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Holders of the Bonds, the Trustee and the Company, and the terms upon which the Bonds are, and are to be, authenticated and delivered.  All capitalized terms used in this Bond which are not defined herein shall have the respective meanings ascribed thereto in the Indenture.  Reference is also made to the Bond Purchase Agreements, as defined in the Thirteenth Supplemental Indenture, for a further description of the respective rights of the Holders of the Series N Bonds, the Company and the Trustee, and the terms applicable to the Series N Bonds.

As provided in the Indenture, the Bonds are issuable in series which may vary as in the Indenture provided or permitted.  This Series N Bond is one of the series specified in its title.

The Series N Bonds are not subject to any sinking fund or mandatory scheduled redemption prior to final maturity.

The Series N Bonds are subject to redemption at the option of the Company, prior to maturity, as a whole at any time or in part from time to time, in accordance with the provisions of the Indenture, upon not less than thirty (30) days’ and not more than sixty (60) days’ prior notice (which notice may be made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption).  Such notice shall specify (a) the date of such redemption, (b) the principal amount of the Holder’s Bond to be redeemed on such date, (c) that a premium may be payable, (d) the estimated premium, calculated as of the day such notice is given and (e) the accrued interest applicable to such redemption.  Such notice of redemption shall also certify all facts, if any, which are conditions precedent to any such redemption and shall conform to the requirements in the Indenture.  Notice of redemption having been so given, the aggregate principal amount of the Series N Bonds specified in such notice, together with accrued interest thereon, and the premium, if any, payable with respect thereto shall become due and payable on the redemption date specified in such notice (unless the notice is made subject to the deposit of redemption moneys with the Trustee before the date fixed for redemption).  No later than two Business Days prior to the redemption date specified in such notice of optional redemption, the Company shall provide the Trustee and each Holder of a Series N Bond written notice of whether or not any premium is payable in connection with such redemption, the premium, if any, calculated as of the second Business Day prior the redemption date, and a reasonably detailed computation of the Make-Whole Amount (as defined below).  If the Company elects to redeem the Series N Bonds prior to the Par

Call Date (as defined below), it will do so at a redemption price equal to the principal amount of the Series N Bonds being prepaid plus accrued interest thereon to the date of such redemption together with a premium equal to the then applicable Make-Whole Amount.  If the Company elects to redeem the Series N Bonds on or after the Par Call Date, it will do so at a redemption price equal to one hundred percent (100%) of the principal amount of the Series N Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.  The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

If the Company elects to redeem less than all of the Series N Bonds, the Trustee shall select on a pro rata basis the particular Series N Bonds, or portions of them, to be redeemed.

Notice of redemption shall be given to the Holder of the Series N Bonds.  On and after the Redemption Date (unless the Company defaults in the payment of the redemption price and interest accrued thereon to such date), interest on the Series N Bonds, or the portions of them so called for redemption, shall cease to accrue.

The Series N Bonds are not otherwise subject to redemption.

The “Make-Whole Amount,” as calculated by the Company, shall mean, with respect to any Series N Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments through the Par Call Date with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.

The “Called Principal” means, with respect to any Series N Bond, the principal of such Series N Bond that is to be prepaid or has become or is declared to be immediately due and payable pursuant to Section 2.05 of the Thirteenth Supplemental Indenture, as the context requires.

The “Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments through the Par Call Date with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

The “Par Call Date” means the date that is three months prior to the maturity date of the Series N Bonds.

The  “Reinvestment Yield”  means, with  respect  to  the Called  Principal of  any  Bond, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1”  (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such  Called  Principal as of such Settlement  Date. If there are  no such U.S. Treasury securities

Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

If  such  yields  are  not  Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Series N Bond, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

The “Remaining Average Life” means, with respect  to  any  Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment through the Par Call Date with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment through the Par Call Date.

The “Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date.

The “Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be prepaid or has become or is declared to be immediately due and payable pursuant to Section 2.05 of the Thirteenth Supplemental Indenture, as the context requires.

If an Event of Default, as defined in the Indenture, shall occur, the principal of the Series N Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture and the Bond Purchase Agreements.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of  the Company and  the  rights of the Holders of the Bonds under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Bonds of all series at the time Outstanding affected by such modification.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of Bonds at the time Outstanding on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver agreed to as set forth above by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein  to  the Indenture and  no  provision of  this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Bond at the times, places and rates, and in the coin or currency, herein prescribed.

The Bond is transferable by the registered Holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the Holder, and a new Bond or Bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Indenture.  Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

The Bond is exchangeable at the option of the registered Holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of Bonds of this series of other authorized denominations, in the manner and on the terms provided in the Indenture.

No service charge shall be made for any transfer or exchange hereinbefore referred to, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a Series N Bond, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Indenture in the form set forth in Exhibit B to the 11th Supplemental Indenture dated as of January 1, 2014.

Unless the certificate of authentication hereon has been executed by the Trustee or Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

Dated:                                                             YANKEE GAS SERVICES COMPANY

doing business as EVERSOURCE ENERGY

By:

Philip J. Lembo

Executive Vice President and

Chief Financial Officer

Attest:

[Signature page for Yankee Gas Services Company, First Mortgage Bond, 3.02% Series N, Due 2027]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A., as Trustee

Dated:                                               By:

Authorized Officer

[Authentication page for Yankee Gas Services Company, First Mortgage Bond, 3.02% Series N, Due 2027]